SUPPLEMENT DATED NOVEMBER 9, 2022 TO THE CURRENT
STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco American Franchise Fund
Invesco Capital Appreciation Fund
Invesco Core Plus Bond Fund
Invesco Discovery Fund
Invesco Equally-Weighted S&P 500 Fund
Invesco Equity and Income Fund
Invesco Floating Rate ESG Fund
Invesco Global Real Estate Income Fund
Invesco Growth and Income Fund
Invesco Income Advantage U.S. Fund
Invesco Master Loan Fund
Invesco NASDAQ 100 Index Fund
Invesco S&P 500 Index Fund
Invesco Senior Floating Rate Fund
Invesco Short Duration High Yield Municipal Fund
Invesco Short Term Municipal Fund
(each, a “Fund” and together, the “Funds”)
This supplement amends the Statement of Additional Information (“SAI”) for each of the above referenced funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the SAI and retain it for future reference.
The following information replaces in its entirety the information under the heading “Brokerage Allocation and Other Practices – Allocation of Portfolio Transactions” in the SAI for each Fund:
Allocation of Portfolio Transactions
Invesco and the Sub-Advisers manage numerous Invesco Funds and other accounts. Some of these accounts may have investment objectives similar to the Fund. Occasionally, identical securities will be appropriate for investment by multiple Invesco Funds or other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. Invesco and the Sub-Adviser will also determine the timing and amount of purchases for an account based on its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, Invesco or the Sub-Adviser will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by Invesco to be fair and equitable. In determining what is fair and equitable, Invesco or the Sub-Adviser can consider various factors, including how closely the investment opportunity matches the investment objective and strategy of a Fund or account, the capital available to a Fund or account, and which portfolio management team sourced the opportunity. Invesco or the Sub-Adviser may combine transactions in accordance with applicable laws and regulations to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Fund’s ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.
ACST-SAI-SUP-1